INVESTMENT SECURITIES (Details 1) $ in Thousands	Dec. 31, 2016 USD ($)
Available for Sale Securities, Amortized Cost:
Due after one but within five years	$ 2,335
Due after five but within ten years	7,377
Due after ten years	16,543
Amortized Cost, Total	26,255
Available for Sale Securities, Fair Value:
Due after one but within five years	2,327
Due after five but within ten years	7,289
Due after ten years	16,335
Fair Value, Total	$ 25,951